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                                                     [LOGO]

August 2, 1999

Dear CAI Shareholder:

    I cordially invite you to attend a special meeting of the shareholders of CAI Wireless Systems, Inc. to be held on August 31, 1999, at 11:00 a.m., Eastern time, at The Goodwin Hotel, One Haynes Street, Hartford, Connecticut 06103. This special meeting was demanded by MCI WorldCom in accordance with Connecticut law and CAI's bylaws.

    At this meeting, shareholders of record on July 28, 1999 will vote upon three proposals as follows:

    - to consider and vote upon a proposal to remove the existing CAI board;

    - to consider and vote upon a proposal to amend Article IV, Section 1 of CAI's bylaws; and

    - to consider and vote upon a proposal to elect MCI WorldCom's nominees to the CAI board.

    This is the second special meeting to be held on August 31, 1999, and will be held after the special meeting of CAI shareholders that relates to the proposed merger of a wholly-owned subsidiary of MCI WorldCom with CAI. The white proxy card and accompanying material for the merger special meeting was sent to you previously.

    Included with this mailing is a notice of the second special meeting of shareholders and certain information relating to the actions proposed to be taken at the second special meeting.

    NEITHER CAI, MCI WORLDCOM NOR ANY OTHER PERSON IS SOLICITING PROXIES WITH
REGARD TO THIS SPECIAL MEETING.

Sincerely,

/s/ Jared E. Abbruzzese
JARED E. ABBRUZZESE
Chairman of the Board of Directors
and Chief Executive Officer
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                           CAI WIRELESS SYSTEMS, INC.
                          18 CORPORATE WOODS BOULEVARD
                             ALBANY, NEW YORK 12211
                           TELEPHONE: (518) 462-2632

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 31, 1999

To Our Shareholders:

    We are contacting you to notify you that MCI WORLDCOM, Inc., a Georgia corporation beneficially owning greater than ten percent (10%) of the issued and outstanding common stock of CAI Wireless Systems, Inc., a Connecticut corporation, has demanded, pursuant to Section 33-696(a)(2) of the Connecticut
Business Corporation Act, a special meeting of the shareholders of CAI. We will hold that special meeting at 11:00 a.m., Eastern time, on August 31, 1999, at The Goodwin Hotel, One Haynes Street, Hartford, Connecticut 06103. The meeting demanded by MCI WorldCom will follow the shareholders meeting described in the proxy materials previously forwarded to you and will be held for the following purposes:

        1. To consider and vote upon a proposal to remove the existing Board of Directors of CAI, consisting of Jared E. Abbruzzese, Paul M. Albert, Vernon
    L. Fotheringham, Robert D. Happ, Martin G. Mand and John B. Newman, pursuant to Section 2 of Article IV of CAI's Bylaws and in accordance with Section
    33-742 of the Connecticut Business Corporation Act;

        2. To consider and vote upon a proposal to amend Article IV, Section 1 of the bylaws of CAI in accordance with Section 33-806(b) of the Connecticut
    Business Corporation Act to, among other things, fix the number of directors at two, as set forth on Appendix A-1 hereto;

        3. To consider and vote upon a proposal to elect Charles T. Cannada and Bernard J. Ebbers to the Board of Directors of CAI (for additional information regarding the nominees, please see Appendix A-2 hereto); and

        4. To transact any other business that is properly brought before such special meeting or any adjournment or postponement of such special meeting.

    The CAI board fixed the close of business on July 28, 1999 as the record date to determine the shareholders who are entitled to receive notice of and to vote at the special meeting demanded by MCI WorldCom and any adjournment or postponement of that special meeting. Therefore, only shareholders of record on that date are entitled to receive notice of, and to vote at, such special meeting or any adjournment or postponement of it.

    Shareholders of record on the record date are entitled to one vote per CAI common share, exercisable in person or by properly executed proxy, upon each matter properly submitted for the vote of shareholders at the special meeting demanded by MCI WorldCom. The presence, in person or by properly executed proxy, of the holders of the outstanding CAI common shares entitling them to exercise a majority of the voting power is necessary to constitute a quorum at such special meeting. Abstentions will be counted as present for the purpose of determining the presence of a quorum at the special meeting demanded by MCI WorldCom.

    The affirmative vote of the holders of a majority of the votes cast by the CAI common shares entitled to vote at the special meeting demanded by MCI
WorldCom is required to remove the existing CAI board members and to amend CAI's bylaws, once a quorum is present. CAI directors are elected by a plurality of votes cast by the CAI common shares entitled to vote at the special meeting demanded by MCI WorldCom at which a quorum is present. The required vote of the shareholders on the proposals to be considered at such special meeting is based on the total number of CAI common shares outstanding as of the record date.
Abstentions with respect to voting on the proposals to be considered at the special meeting demanded by MCI WorldCom will have the effect of a negative vote.

    MCI WorldCom recently completed the acquisition of 10,684,140 CAI common shares, representing approximately 62.0% of the outstanding CAI common shares entitled to vote on the proposals to be considered at the special meeting demanded by MCI WorldCom. MCI WorldCom intends to vote its CAI
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common shares in favor of each of the proposals to be considered at such special meeting. Accordingly, the proposals to be considered at the special meeting demanded by MCI WorldCom do not require the approval of any CAI shareholder other than MCI WorldCom.

    In the event the merger of a wholly-owned subsidiary of MCI WorldCom with and into CAI is not approved by shareholders, MCI WorldCom expects to review its alternatives with respect to CAI, which may include, among other things, resubmitting the proposed merger, and/or submitting a merger agreement on different terms between CAI and MCI WorldCom or one of its subsidiaries.

    MCI WorldCom may also explore other forms of transactions with CAI or its subsidiaries, which may include stock sales, as described below, commercial transactions, or other types of transactions. CAI has previously reported that it believes it has sufficient cash to fund its capital requirements through November 1999 and that, if such merger is not approved, CAI would not have sufficient cash to implement its business plan. In view of CAI's liquidity needs, MCI WorldCom may propose to CAI that MCI WorldCom invest additional capital in CAI in exchange for additional CAI shares of capital stock. These additional shares, if so acquired, might result in MCI WorldCom's ownership of an aggregate number of shares that would be sufficient to approve the merger.
Further, MCI WorldCom plans to review the businesses of CAI and make such changes as it deems appropriate at the time, which could include causing CAI to enter into commercial transactions, joint ventures, asset sales or other possible transactions.

    Please see "The Special Meeting--Record Date; Voting at the Special
Meeting," beginning on page 57, "Certain Information About CAI--Management" beginning on page 76, "Certain Information About CAI--Change of Control;
Security Ownership of Certain Beneficial Owners and Management" beginning on page 78, "The Merger--Interests of Certain Persons in the Merger" beginning on page 29, and "The Merger--Description of Relationship Between MCI WorldCom and
CS Wireless" beginning on page 35 and "--Recent Events" beginning on page 36, in the proxy statement relating to the proposed merger with MCI WorldCom for certain information regarding (1) the number of CAI common shares outstanding as of the record date, (2) the existing directors of CAI, (3) the ownership of CAI common shares, (4) the interests of the directors and executive officers of CAI in the proposed merger with MCI WorldCom, and (5) relationships between CAI and MCI WorldCom.

    CAI files annual, quarterly and special reports, proxy statements and other information with the SEC. Pursuant to Rule 12g-4(a)(1)(i) under the Securities
Exchange Act of 1934, as amended, on April 29, 1999, CAI filed a Form 15 with the SEC to deregister the CAI common shares under Section 12(g) of the Exchange
Act, which became effective on July 29, 1999. As a result, persons subject to the insider trading rules of Section 16 of the Exchange Act or the filing requirements of Section 13(d) of the Exchange Act, and CAI, with respect to, among other things, the proxy and information statement rules under Section 14 of the Exchange Act, are no longer subject to such rules or requirements. In addition, after completion of the merger, CAI intends to file a Form 15 with regard to its reporting obligations under Section 15(d) of the Exchange Act.
Once that Form is effective, CAI will no longer be required to file periodic and other reports required under the Exchange Act and the rules promulgated thereunder. Notwithstanding CAI's intent to be relieved from the filing requirements under the federal securities laws, the indenture governing CAI's
13% senior notes due 2004 requires CAI to make certain filings so long as such notes remain outstanding.

    Shareholders may read and copy any reports, statements or other information that CAI files at the public reference facilities of the SEC at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington DC
20549, and its regional offices at 7 World Trade Center, Suite 1300, New York,
New York 10048 and Citigroup Center, 500 W. Madison Street, Suite 1400, Chicago,
Illinois 60661. Shareholders may call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. CAI's filings with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

    We strongly encourage you to read carefully the documents CAI has filed with the SEC.

    We have decided to "incorporate by reference" information into this notice.
This means that we can disclose important information to you by referring you to another document filed separately with the SEC.

                                       2
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The information incorporated by reference is considered to be a part of this notice, except for any information that is superseded by other information that is included in or incorporated by reference into this document.

    This notice incorporates by reference the documents listed below that we have previously filed with the SEC. These documents contain important information about us.

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
CAI SEC FILINGS (SEC FILE NO. 0-22888)                                             PERIOD
--------------------------------------------------------  --------------------------------------------------------
Annual Report on Form 10-K                                Years ended March 31, 1999 and 1998

Quarterly Reports on Form 10-Q                            Quarters ended June 30, 1998, September 30, 1998 (as
                                                          amended by Form 10-Q/A filed on June 29, 1999) and
                                                          December 31, 1998 (as amended by Form 10-Q/A filed on
                                                          June 29, 1999)

Current Reports on Form 8-K                               Filed on July 2, 1998, July 16, 1998, August 4, 1998,
                                                          August 6, 1998, October 15, 1998, October 30, 1998,
                                                          April 28, 1999, June 16, 1999, June 29, 1999 and July
                                                          12, 1999

    We also incorporate by reference any additional documents that we may file with the SEC under Section 15(d) of the Exchange Act between the date of this document and the date of the meeting. These may include periodic reports, such as Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. CAI anticipates filing a Current Report on Form 8-K on or about August 2, 1999, which report shall contain, as exhibits, the materials relating to each of the special meetings to be held by CAI on August 31, 1999.

    CAI may have sent to CAI shareholders some of the documents referenced above, but shareholders can obtain any of them through CAI or the SEC. Documents previously filed with the SEC and referenced in this notice, are available from CAI without charge. Shareholders may obtain documents previously filed with the SEC and referenced in this notice, by requesting them in writing at the following address:

                           CAI Wireless Systems, Inc.
                   18 Corporate Woods Boulevard, Third Floor
                             Albany, New York 12211
                         Attention: Corporate Secretary
                           Telephone: (518) 462-2632

    If you would like to request documents from CAI, please do so by August 24, 1999 to receive them before the special meeting.

    Shareholders should rely only on the information contained or incorporated by reference in this notice to vote their shares at the special meeting. CAI has not authorized anyone to provide you with information that is different from what is contained in this notice. This notice is dated August 2, 1999. Shareholders should not assume that the information contained in the notice is accurate as of any date other than such date, and the mailing of this notice to shareholders will not create any implication to the contrary.

    NEITHER CAI, MCI WORLDCOM OR ANY OTHER PERSON IS SOLICITING PROXIES WITH REGARD TO THE SECOND SPECIAL MEETING.

                                          By Order of the Board of Directors on
                                          behalf of MCI WORLDCOM, Inc.,

                                          WAYNE BARR, JR.
                                          Corporate Secretary

Albany, New York
August 2, 1999

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                                  APPENDIX A-1
                        PROPOSED AMENDMENT TO CAI BYLAWS

    MCI WorldCom proposes that Section 1 of Article IV of the CAI bylaws be replaced in its entirety with the following:

    SECTION 1. Number, Election and Term of Directors. Upon adoption of this
Section 1, the initial number of directors that shall constitute the full Board of Directors shall be two. Thereafter, the number of directors that shall constitute the full Board of Directors at any time shall be that number most recently fixed by resolution of the Board of Directors, or shall be that number of directors elected at the preceding Annual Meeting of Shareholders, plus the number elected since such number, if any, to fill a vacancy created by an increase in the size of the Board of Directors.

    The term of the initial directors shall expire at the first shareholder's meeting at which directors are elected. Thereafter, the terms of all other directors shall expire at the next Annual Meeting of Shareholders following such director's election. The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected. Despite the expiration of a director's term, the director shall continue to serve until the director's successor is elected and qualifies or until there is a decrease in the number of directors.

                                  APPENDIX A-2
     INFORMATION CONCERNING CERTAIN NOMINEES TO THE CAI BOARD OF DIRECTORS

    Set forth below are the name, age, current business address and the present principal occupation or employment and material occupations, positions, offices or employment for the past five years of MCI WorldCom's two nominees to the CAI Board of Directors. Neither Mr. Cannada nor Mr. Ebbers beneficially owns any CAI common shares, and each disclaims beneficial ownership of the CAI common shares owned by MCI WorldCom.

    On September 14, 1998, MCI WorldCom acquired MCI Communications Corporation ("MCI"), pursuant to the merger of MCI with and into a wholly-owned subsidiary of MCI WorldCom. Immediately prior to September 15, 1998, MCI WorldCom was named WorldCom, Inc. References to service with MCI WorldCom prior to September 1993 include service with LDDS Communications, Inc., a Tennessee corporation, which was the accounting, but not legal, survivor of a three-way merger with Metromedia Communications Corporation and Resurgens Communications Group, Inc.

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                                                             PRESENT PRINCIPAL OCCUPATION AND MATERIAL
NAME AND BUSINESS ADDRESS           AGE                         POSITIONS HELD DURING PAST 5 YEARS
------------------------------      ---      -------------------------------------------------------------------------

CHARLES T. CANNADA                      40   Mr. Cannada serves as Senior Vice President, Corporate Development of MCI
MCI WORLDCOM, Inc.                           WorldCom. Prior to assuming this position in January 1995, Mr. Cannada
500 Clinton Center Drive                     served as Treasurer and Chief Financial Officer of MCI WorldCom. He
Clinton, Mississippi 39056                   joined MCI WorldCom in 1989. He is also a director of Nova Corporation,
U.S.A.                                       since May 1998, and of WAM!NET, Inc., since September 1998.

BERNARD J. EBBERS                       57   Mr. Ebbers has been President and Chief Executive Officer of MCI WorldCom
MCI WORLDCOM, Inc.                           since April 1985. Mr. Ebbers has served as a director of MCI WorldCom
500 Clinton Center Drive                     since 1983.
Clinton, Mississippi 39056
U.S.A.
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                                   APPENDIX-1